UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2017

U.S. LITHIUM, CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55604	98-0514250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2360 Corporate Circle, Suite 4000 Henderson, Nevada		89074-7722
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (702) 866-2500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective July 31, 2017, U.S. Lithium Corp. (“we”, “us”, “our”, the “company”) entered into amendment agreements with each Robert Seeley, and Catanga International S.A., pursuant to which certain convertible promissory notes previously issued to Mr. Seeley and Catanga International were amended to extend their applicable maturity date by six months, in consideration for the reduction of their applicable conversion price to $0.0150.  The resulting amendments are described in the following table:

Purchaser & Noteholder	Issue Date	Amount	Original Maturity Date	Amended Maturity Date	Original Conversion Price Per Share ($)	Amended Conversion Price Per Share ($)

Robert Seeley	5-May-16	$50,000.00	5-May-17	5-Nov-17	0.0275	0.015
Robert Seeley	11-May-2016	$40,000.00	11-May-17	11-Nov-17	0.035	0.015
Robert Seeley	7-Nov-16	$15,000.00	7-Nov-17	7-May-18	0.019	0.015
Robert Seeley	1-Dec-16	$20,000.00	1-Dec-17	1-Jun-18	0.03	0.015
Robert Seeley	3-Mar-17	$8,000.00	3-Mar-18	3-Sep-18	0.03	0.015
Catanga International S.A.	23-May-17	$25,000.00	23-May-18	23-Nov-18	0.0230	0.015
Catanga International S.A.	15-Jun-17	$40,000.00	15-Jun-18	15-Dec-18	0.0180	0.015

The above described notes continue to bear interest at the rate of ten percent (10.0%) per annum, with all unpaid principal and accrued interest being convertible, at the option of the holder, before and after maturity, into shares of our common stock at the prescribed conversion price.  In addition, the holders of the notes will be restricted from converting any outstanding balance payable pursuant to the notes if such conversion would result in them beneficially owning in excess of 9.99% of the Company’s issued and outstanding securities.

Item 3.02 Unregistered Sales of Equity Securities

On August 1, 2017 our board of directors authorized the issuance of 1,280,827 shares of our common stock pursuant to the conversion of convertible promissory notes dated April 8, 2016, April 21, 2016.  The following table described the value of the converted promissory notes, the applicable conversion prices and the number of shares issued on the conversion date:

Noteholder	Issue Date	Principal Amount	Accrued Interest	Total	Conversion Price	Conversion Shares Issued

Robert Seeley	8-Apr-16	$10,000.00	$1,225.00	$11,225.00	0.0125	904,960
Robert Seeley	21-Apr-16	$5,000.00	$594.44	$5,594.44	0.0150	375,867
Total				$16,950		1,280,827

The 1,280,827 common shares were issued to one (1) purchaser in reliance on Rule 506 of Regulation D of the Securities Act of 1933, as amended, on the basis that the purchaser represented to our company that he is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D.

Item 9.01 Financial Statements and Exhibits

10.1 Amendment Agreement with Catanga International S.A. dated July 31, 2017
10.2 Amendment Agreement with Robert Seeley. dated July 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. LITHIUM CORP.

/s/ Gregory Rotelli
Gregory Rotelli
President and Chief Executive Officer
Date: August 3, 2017

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